UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 28, 2020

Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street Green Bay Wisconsin 54301
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 491-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	ASB	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 6.125% Non-Cum Perp Pref Stock, Srs C	ASB PrC	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.375% Non-Cum Perp Pref Stock Srs D	ASB PrD	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.875% Non-Cum Perp Pref Stock Srs E	ASB PrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers .

Associated Banc-Corp 2020 Incentive Compensation Plan

At the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Associated Banc-Corp (the “Company”) held on April 28, 2020, the Company’s shareholders approved the Associated Banc-Corp 2020 Incentive Compensation Plan (the “2020 Plan”).  The 2020 Plan provides for the following types of awards to the Company’s executive officers, employees, consultants and non-employee directors:

•options (non-qualified and incentive stock options);

•stock appreciation rights;

•restricted stock;

•restricted stock units;

•deferred stock;

•performance units;

•annual incentive awards; and

•shares.

Under the 2020 Plan, the maximum number of shares that may be issued is 15,967,893 shares of common stock, which includes shares of common stock that remain available under the Company’s predecessor plans.

The foregoing description of the 2020 Plan is qualified in its entirety by reference to the 2020 Plan attached as Appendix A to the Proxy Statement on Schedule 14A filed March 13, 2020, as supplemented, in connection with the Annual Meeting, which is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The results of the matters submitted to a shareholder vote at the 2020 Annual Meeting of Shareholders of the Company held on April 28, 2020 were as follows:

(1)Election of the below-named nominees to the Board of Directors of the Company:
Nominee	Number of Votes FOR	Number of Votes Withheld	Broker Non-Votes
John F. Bergstrom	115,328,578	3,642,701	15,731,357
Michael T. Crowley, Jr.	117,829,654	1,141,625	15,731,357
Philip B. Flynn	117,168,022	1,803,257	15,731,357
R. Jay Gerken	117,810,356	1,160,923	15,731,357
Judith P. Greffin	117,798,867	1,172,412	15,731,357
Michael J. Haddad	117,914,048	1,057,231	15,731,357
William R. Hutchinson	116,698,460	2,272,819	15,731,357
Robert A. Jeffe	117,747,881	1,223,398	15,731,357
Eileen A. Kamerick	112,389,030	6,582,249	15,731,357
Gale E. Klappa	109,540,178	9,431,101	15,731,357
Richard T. Lommen	112,845,577	6,125,702	15,731,357
Cory L. Nettles	117,153,718	1,817,561	15,731,357
Karen T. van Lith	113,812,681	5,158,598	15,731,357
John (Jay) B. Williams	117,919,936	1,051,343	15,731,357

Each of the nominees was elected.

(2)The Approval of the Associated Banc-Corp 2020 Incentive Compensation Plan:
Number of Votes FOR	Number of Votes Against	Withheld/Abstentions	Broker Non-Votes
107,674,407	10,191,974	1,104,898	15,731,357

This matter was approved by the Company’s shareholders.

(3)Advisory approval of Associated Banc-Corp’s named executive officer compensation:
Number of Votes FOR	Number of Votes Against	Withheld/Abstentions	Broker Non-Votes
43,286,536	74,094,899	1,589,844	15,731,357

The shareholders did not give advisory approval to named executive officer compensation.

(4)Ratification of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2020:
Number of Votes FOR	Number of Votes Against	Withheld/Abstentions	Broker Non-Votes
130,558,870	3,743,869	399,897	0

This matter was ratified by the Company’s shareholders.

Item 8.01.Other Events.

On April 28, 2020, the Board declared a dividend on the Company’s outstanding common stock, outstanding 6.125% Perpetual Preferred Stock, Series C Depositary Shares, outstanding 5.375% Preferred Stock, Series D Depositary Shares, and outstanding 5.875% Preferred Stock, Series E Depositary Shares.

The press release containing this information is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

10.1Associated Banc-Corp 2020 Incentive Compensation Plan, incorporated by reference to Appendix A to the Proxy Statement on Schedule 14A filed on March 13, 2020, as supplemented, in connection with the 2020 Annual Meeting of Shareholders of Associated Banc-Corp

99.1Press Release dated April 28, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED BANC-CORP

Dated: April 28, 2020	By:/s/ Randall J. Erickson
Randall J. Erickson Executive Vice President, General Counsel and Corporate Secretary